                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                 I hereby appoint ANDREA B. SUDMANN and DANIEL G. WEISS, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Mortgage Securities, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of mortgage loans secured primarily by deeds of trust or mortgages on residential properties, and any amendment and supplemental prospectus to any such registration statement.

                 This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Date:  May 29, 1996

                                                /s/ Jacqueline Legorreta Erdman
                                                --------------------------------
                                                    Jacqueline Legorreta Erdman
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                                POWER OF ATTORNEY

                 I hereby appoint ANDREA B. SUDMANN and DANIEL G. WEISS, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Mortgage Securities, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of mortgage loans secured primarily by deeds of trust or mortgages on residential properties, and any amendment and supplemental prospectus to any such registration statement.

                 This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Date:  May 29, 1996

                                                       /s/ Shaun M. Maguire
                                                       --------------------
                                                           Shaun M. Maguire

                                POWER OF ATTORNEY

                 I hereby appoint ANDREA B. SUDMANN and DANIEL G. WEISS, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Mortgage Securities, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of mortgage loans secured primarily by deeds of trust or mortgages on residential properties, and any amendment and supplemental prospectus to any such registration statement.

                 This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Date:  May 30, 1996

                                                        /s/ Claus H. Lund
                                                        -----------------
                                                            Claus H. Lund

                                POWER OF ATTORNEY

                 I hereby appoint ANDREA B. SUDMANN and DANIEL G. WEISS, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Mortgage Securities, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of mortgage loans secured primarily by deeds of trust or mortgages on residential properties, and any amendment and supplemental prospectus to any such registration statement.

                 This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Date:  May 30, 1996

                                                       /s/ James G. Jones
                                                       ------------------
                                                           James G. Jones

                                POWER OF ATTORNEY

                 I hereby appoint ANDREA B. SUDMANN and DANIEL G. WEISS, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Financial Officer of BankAmerica Mortgage Securities, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of mortgage loans secured primarily by deeds of trust or mortgages on residential properties, and any amendment and supplemental prospectus to any such registration statement.

                 This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Date:  May 30, 1996

                                                      /s/  John D. Kelleghan
                                                      ----------------------
                                                           John D. Kelleghan